Supplement dated March 1, 2013 to the Westcore Equity and Bond Funds Prospectus and Westcore Blue Chip Fund Summary Prospectus and Westcore Mid-Cap Value Fund Summary Prospectus, each dated April 30, 2012.

This supplement is to be used with the prospectus dated April 30, 2012. This supplement together with the supplements dated October 8, 2012 and January 18, 2013 and the prospectus constitutes a current prospectus.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVES AND STRATEGIES

Westcore Blue Chip Fund

Denver Investments (the “Adviser”), the Fund’s investment manager, has recommended, and your Fund’s Board of Trustees has approved, the following changes that will be implemented effective April 30, 2013:

The Fund’s investment objective will be changed to long-term capital appreciation primarily through investments in large, well-established dividend paying companies.

The Fund’s principal strategies will remain focused on large, well-established companies, which, effective with these changes, the Adviser will define as companies with a record, together with predecessors, equal to or greater than three years of continuous operation and a market capitalization of $5 billion or greater at the time of purchase. Under normal circumstances, the Fund will maintain at least 80% of the value of the Fund’s net assets, plus any borrowing for investment purposes, in dividend paying companies. There will be further emphasis placed on global companies that the Adviser believes are high quality and will grow their dividends over time. While the Fund has invested in foreign securities to a limited extent in the past, such investments will become a larger portion of the Fund’s portfolio as a result of this change.

The Adviser has recommended these changes because it believes that shareholders will benefit from permitting the Fund’s portfolio management team to pursue investment opportunities on a global basis instead of focusing on U.S. markets. It also believes that shareholders will benefit from the additional clarity of the team’s investment philosophy of owning dividend paying companies that it believes will grow their dividends over time. It is expected that the Fund’s foreign investments will be primarily in developed foreign markets, although the Fund may also invest in emerging markets.

Implementing these changes in the Fund’s portfolio will result in certain brokerage commission and other transaction costs, which are expected to be modest and incurred largely in the second quarter 2013.

Westcore Mid-Cap Value Fund

Denver Investments (the “Adviser”), the Fund’s investment manager, has recommended, and your Fund’s Board of Trustees has approved, the following changes that will be implemented effective April 30, 2013:

The Fund’s investment objective will be changed to long-term capital appreciation primarily through investments in dividend paying companies with medium-sized capitalizations whose stocks appear to be undervalued.

The Fund’s principal strategies will remain focused on medium sized companies that the portfolio management team believes are undervalued, however there will be further emphasis placed on companies that are paying a dividend at the time of purchase. Under normal circumstances, the Fund will maintain at least 80% of the value of the Fund’s net assets, plus any borrowing for investment purposes, in dividend paying companies.

The Adviser has recommended these changes because it believes that shareholders will benefit from the additional clarity of the team’s investment philosophy of owning dividend paying companies.

Accordingly, the Westcore Equity and Bond Funds Prospectus and each Fund’s Summary Prospectus are revised as indicated above to reflect these changes, which will be implemented effective April 30, 2013.